EXHIBIT 99.1

Upland Software Reports First Quarter 2017 Financial Results

AUSTIN, Texas, May 11, 2017 /PRNewswire/ -- Upland Software, Inc. (Nasdaq: UPLD), a leader in cloud-based Enterprise Work Management software, today reported its financial results for the first quarter ended March 31, 2017, provided guidance for its second quarter, and reaffirmed guidance for the full year of 2017.
First Quarter 2017 Financial Highlights

•	Total revenue was $20.8 million, an increase of 18% from total revenue of $17.6 million in the first quarter of 2016.

•	Subscription and support revenue was $18.1 million, an increase of 19% from subscription and support revenue of $15.2 million in the first quarter of 2016.

•	GAAP net loss was $5.6 million compared to a net loss of $5.6 million in the first quarter of 2016.

•
Adjusted EBITDA was $5.5 million, an increase of 172% from $2.0 million in the first quarter of 2016. A reconciliation of Adjusted EBITDA to net loss, the most directly comparable GAAP measure, is provided in the financial tables that accompany this release.

•	Cash on hand as of the end of the first quarter was $19.4 million.

"We started 2017 with strength, delivering record Adjusted EBITDA and two accretive acquisitions," said Jack McDonald, chairman and CEO of Upland Software. “We have now met or exceeded guidance in each of the eleven quarters we've reported since going public, and as our strong Q2 and full year 2017 guidance indicates, our robust margin expansion continues with a long term Adjusted EBITDA margin target of 40%."

First Quarter Business Highlights

•	Expanded over 94 existing customer relationships, including 7 major expansions, and added 156 new customer relationships, including 7 major accounts.

•
Continued to focus on customer-driven innovation with 3 major feature releases, including enhanced analytics, reporting, search, and usability within our project and portfolio management application; new analytics, modeling, financial management, processing, and performance features within our IT financial management application; and new campaign management and integration capabilities within our enterprise mobile messaging platform.

•	Partnered with Twilio to provide customers of our enterprise mobile messaging platform the ability to drive messaging campaigns through both SMS and Facebook Messenger.

•
Enhanced our Workflow Automation product family by acquiring Omtool, now Upland AccuRoute, one of the industry’s most powerful automation and document management offerings. Completed initial phase of integration of AccuRoute with the UplandOne platform.

•	After the close of the first quarter, on April 24th, enhanced our Digital Engagement product family by acquiring RightAnswers, an award-winning, cloud-based knowledge management system.

Business Outlook
For the quarter ending June 30, 2017, Upland expects reported total revenue to be in the range of $21.3 to $22.3 million including subscription and support revenue in the range of $18.7 to $19.5 million, for growth in recurring revenue of 18% at the mid-point over the quarter ended June 30, 2016. Adjusted EBITDA is expected to be in the range of $6.2 to $6.8 million, for an Adjusted EBITDA margin of 30% at the mid-point, representing growth of 134% at the mid-point over the quarter-ended June 30, 2016.

Upland also affirms its guidance for the full year ending December 31, 2017, provided on April 24 following the announcement of the RightAnswers acquisition, and expects reported total revenue to be in the range of $87.0 to $91.0 million including subscription and support revenue in the range of $76.0 to $79.0 million, for growth in recurring revenue of 18% at the mid-point over the year ended December 31, 2016. Adjusted EBITDA is expected to be in the range of $26.0 to $29.0 million, for an Adjusted EBITDA margin of 31% at the mid-point, representing growth of 118% at the mid-point over the year-ended December 31, 2016.

Conference Call Details
Upland's executive team will host a live conference call and webcast at 5:00 p.m. Eastern Time today to review Upland’s financial results and outlook for the business. The conference call may be accessed within North America by dialing 1.888.684.7501 and outside of North America by dialing 1.925.418.7884, referencing conference code 72803762. The conference call will be simultaneously webcast on Upland’s investor relations website, which can be accessed at investor.uplandsoftware.com. This webcast will contain forward-looking statements and other material information regarding Upland’s financial and operating results.
Following completion of the live call, a recorded replay of the webcast will be available on Upland's website at investor.uplandsoftware.com. A replay of the conference call will be available as of 8:30 p.m. Eastern Time on May 11, 2017 through 11:59 p.m. Eastern Time on May 25, 2017 at investor.uplandsoftware.com.
About Upland Software
Upland Software (Nasdaq: UPLD) is a leading provider of cloud-based Enterprise Work Management software. Our family of applications enables users to manage their projects, professional workforce and IT investments, automate document-intensive business processes and effectively engage with their customers, prospects and community via the web and mobile technologies. With more than 2,500 customers and over 250,000 users around the world, Upland Software solutions help customers run their operations smoothly, adapt to change quickly, and achieve better results every day. To learn more, visit www.uplandsoftware.com.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP net income (loss) per share.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures that may not be indicative of our recurring core business operating results, such as our revenues excluding the impact for foreign currency fluctuations or our operating performance excluding not only non-cash charges, but also discrete cash charges that are infrequent in nature. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and they are used by our institutional investors and the analyst community to help them analyze the health of our business. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, see the tables provided below in this release.
Upland defines Adjusted EBITDA as net income (loss), calculated in accordance with GAAP, plus net income (loss) from discontinued operations, depreciation and amortization expense, interest expense, net, other expense (income), net, provision for income taxes, stock-based compensation expense, acquisition-related expenses, non-recurring litigation costs, and purchase accounting adjustments for deferred revenue.

Upland defines non-GAAP net income (loss) as net income (loss), calculated in accordance with GAAP, plus discontinued operations, plus the impact of amortization of purchased intangible assets, amortization debt discount, stock-based compensation expenses, acquisition-related costs, nonrecurring litigation expenses, purchase accounting adjustments for deferred revenue, nonrecurring provision for income tax, and the related tax effect of the adjustments above.
Annualized recurring revenue value as of December 31 equals the monthly value of our recurring revenue contracts measured as of December 31 multiplied by 12. We define annual dollar renewal rate (also referred to as net dollar retention rate) as of December 31 as the aggregate annualized recurring revenue value at December 31 from those customers that were also customers as of December 31 of the prior fiscal year, divided by the aggregate annualized recurring revenue value from all customers as of December 31 of the prior fiscal year.
Upland’s earnings press releases containing such non-GAAP reconciliations can be found on the Investor Relations section of Upland’s website at investor.uplandsoftware.com.
Forward-looking Statements
This release contains forward-looking statements which are subject to substantial risks, uncertainties and assumptions. Accordingly, you should not place undue reliance on these forward-looking statements. Forward-looking statements include any statement that does not directly relate to any historical or current fact and often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "seek," "will," "may" or similar expressions. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: our financial performance and our ability to achieve, sustain or increase profitability or predict financial results; our ability to attract and retain customers; our ability to deliver high-quality customer service; lack of demand growth for enterprise work management applications; our ability to effectively manage our growth; our ability to consummate and integrate acquisitions and mergers; maintaining our senior management and key personnel; our ability to maintain and expand our direct sales organization; our ability to obtain financing in the future on acceptable terms or at all; the performance of our resellers; our ability to adapt to changing market conditions and competition; our ability to successfully enter new markets and manage our international expansion; fluctuations in currency exchange rates; the operation and reliability of our third-party data centers and other service providers; and factors that could affect our business and financial results identified in Upland's filings with the Securities and Exchange Commission (the "SEC"), including Upland's most recent 10-K and our recent Quarterly Report on Form 10-Q filed with the SEC. Additional information will also be set forth in Upland's future quarterly reports on Form 10-Q, annual reports on Form 10-K and other filings that Upland makes with the SEC. The forward-looking statements herein represent Upland's views as of the date of this press release and these views could change. However, while Upland may elect to update these forward-looking statements at some point in the future, Upland specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the views of Upland as of any date subsequent to the date of this press release.

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Investor Relations Contact:
Mike Hill
Upland Software
512.960.1031
investor-relations@uplandsoftware.com

Media Contact:
Kaley Ganino
Upland Software
512.960.1010
media@uplandsoftware.com

Upland Software, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended March 31,
	2017	2016
Revenue:
Subscription and support	$18,135	$15,241
Perpetual license	694	318
Total product revenue	18,829	15,559
Professional services	1,923	2,023
Total revenue	20,752	17,582
Cost of revenue:
Subscription and support	5,893	5,226
Professional services	1,135	1,624
Total cost of revenue	7,028	6,850
Gross profit	13,724	10,732
Operating expenses:
Sales and marketing	3,221	3,069
Research and development	3,477	3,910
Refundable Canadian tax credits	(117)	(109)
General and administrative	5,904	4,123
Depreciation and amortization	1,164	1,472
Acquisition-related expenses	3,691	2,428
Total operating expenses	17,340	14,893
Loss from operations	(3,616)	(4,161)
Other expense:
Interest expense, net	(935)	(561)
Other expense, net	(112)	(748)
Total other expense	(1,047)	(1,309)
Loss before provision for income taxes	(4,663)	(5,470)
Provision for income taxes	(951)	(103)
Net loss	$(5,614)	$(5,573)
Net loss per common share:
Net loss per common share, basic and diluted	$(0.33)	$(0.36)
Weighted-average common shares outstanding, basic and diluted	16,971,393	15,432,405

Upland Software, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	March 31, 2017	December 31, 2016
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$19,417	$28,758
Accounts receivable, net of allowance	12,157	15,254
Prepaid and other	3,589	3,287
Total current assets	35,163	47,299
Canadian tax credits receivable	1,101	978
Property and equipment, net	4,355	4,356
Intangible assets, net	34,933	28,512
Goodwill	82,803	69,097
Other assets	355	346
Total assets	$158,710	$150,588
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,945	$1,268
Accrued compensation	3,640	2,541
Accrued expenses and other	6,902	5,505
Deferred revenue	26,328	23,552
Due to sellers	1,057	4,642
Current maturities of notes payable	2,685	2,190
Total current liabilities	42,557	39,698
Commitments and contingencies
Canadian tax credit liability to sellers	—	361
Notes payable, less current maturities	54,491	45,739
Deferred revenue	227	247
Noncurrent deferred tax liability, net	3,600	3,404
Other long-term liabilities	1,956	2,126
Total liabilities	102,831	91,575
Stockholders’ equity:
Common stock	2	2
Additional paid-in capital	126,968	124,566
Accumulated other comprehensive loss	(3,074)	(3,152)
Accumulated deficit	(68,017)	(62,403)
Total stockholders’ equity	55,879	59,013
Total liabilities and stockholders’ equity	$158,710	$150,588

Upland Software, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2017	2016
Operating activities
Net loss	$(5,614)	$(5,573)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,398	2,515
Deferred income taxes	178	(36)
Foreign currency re-measurement (gain) loss	(59)	(359)
Non-cash interest and other expense	75	64
Non-cash stock compensation expense	2,304	694
Loss on disposal of business	—	731
Changes in operating assets and liabilities, net of purchase business combinations:
Accounts receivable	3,935	1,070
Prepaids and other	6	150
Accounts payable	460	(623)
Accrued expenses and other liabilities	1,211	(85)
Deferred revenue	33	1,334
Net cash provided by (used in) operating activities	4,927	(118)
Investing activities
Purchase of property and equipment	(348)	(680)
Purchase of customer relationships	(55)	(408)
Purchase business combinations, net of cash acquired	(19,256)	(8,102)
Net cash used in investing activities	(19,659)	(9,190)
Financing activities
Payments on capital leases	(331)	(519)
Proceeds from notes payable, net of issuance costs	15,927	4,987
Payments on notes payable	(6,755)	(309)
Issuance of common stock, net of issuance costs	98	18
Additional consideration paid to sellers of businesses	(3,585)	—
Net cash provided by financing activities	5,354	4,177
Effect of exchange rate fluctuations on cash	37	243
Change in cash and cash equivalents	(9,341)	(4,888)
Cash and cash equivalents, beginning of period	28,758	18,473
Cash and cash equivalents, end of period	$19,417	$13,585
Supplemental disclosures of cash flow information:
Cash paid for interest	$864	$496
Cash paid for taxes	$591	$2
Noncash investing and financing activities:
Equipment acquired pursuant to capital lease obligations	$144	$221
Issuance of common stock in business combination	$—	$5,700

Upland Software, Inc.
Reconciliation of Adjusted EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2017	2016
Reconciliation of Net loss to Adjusted EBITDA:
Net Loss	$(5,614)	$(5,573)
Add:
Depreciation and amortization expense	2,398	2,515
Interest expense, net	935	561
Other expense, net	112	748
Provision for income taxes	951	103
Stock-based compensation expense	2,304	694
Acquisition-related expense	3,691	2,428
Nonrecurring litigation expense	—	12
Purchase accounting deferred revenue discount	679	515
Adjusted EBITDA	$5,456	$2,003

Upland Software, Inc.
Reconciliation of Non-GAAP Net Income (Loss) and Non-GAAP Diluted EPS
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended March 31,
	2017	2016
Reconciliation of Net Loss to Non-GAAP net income (loss):
Net loss	$(5,614)	$(5,573)
Add:
Stock-based compensation expense	2,304	694
Amortization of purchased intangibles	1,836	1,921
Amortization of debt discount	75	64
Acquisition-related expense	3,691	2,428
Nonrecurring litigation expense	—	12
Purchase accounting deferred revenue discount	679	515
Tax effect of adjustments above	(80)	(77)
Non-GAAP net income (loss)	$2,891	$(16)

Weighted average ordinary shares outstanding - basic	16,971,393	15,432,405
Weighted average ordinary shares outstanding - diluted	17,761,803	15,702,270
Non-GAAP earnings (loss) per share - basic	$0.17	$—
Non-GAAP earnings per share - diluted	$0.16	na

Upland Software, Inc.
Supplemental Financial Information
(in thousands)
(unaudited)

	Three Months Ended March 31,
	2017	2016
Stock-based compensation:
Cost of revenue	$18	$7
Research and development	60	14
Sales and marketing	23	13
General and administrative	2,203	660
Total	$2,304	$694

	Three Months Ended March 31,
	2017	2016
Depreciation:
Cost of revenue	$449	$445
Operating expense	113	149
Total	$562	$594

Amortization:
Cost of revenue	$785	$598
Operating expense	1,051	1,323
Total	$1,836	$1,921